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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  JUNE 26, 2001

                               GC COMPANIES, INC.
                               ------------------
               (Exact name of registrant as specified in charter)

                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)

           1-12360                                      04-3200876
           -------                                      ----------
  (Commission file number)                 (IRS employer identification number)


27 BOYLSTON STREET, CHESTNUT HILL, MA                      02167
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(Address of principal executive offices)                 (Zip code)


                                 (617) 232-8200
                                 --------------
              (Registrant's telephone number, including area code)




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         ITEM 5.  OTHER EVENTS.

         On June 12, 2001, GC Companies, Inc. (the "Company") signed a letter of intent (the "Original Letter") with Onex Corporation and investment funds and accounts managed by Oaktree Capital Management, LLC providing for the acquisition by Onex and Oaktree of all of the equity of the reorganized Company pursuant to a plan of reorganization to be filed with the Bankruptcy Court under Chapter 11 of the U.S. Bankruptcy Code.

         On June 22, 2001, the Company filed a a Motion of Debtors and Debtors in Possession for an Order (A) Establishing Bidding Procedures in Connection with the Solicitation of Higher or Better Offers for the Acquisition of 100% of the Common Stock of Reorganized GC Companies, Inc. by Chapter 11 Plan, and (B) Approving the Form and Manner of Notice Thereof (the "Motion") with the United States Bankruptcy Court for the District of Delaware in Case Nos. 00-3897 through 00-3927 (EIK). The Original Letter was included as an exhibit to the Motion, and both the Original Letter and the Motion were included as an exhibit to a Form 8-K filed by the Company on June 26, 2001 with the Securities and Exchange Commission.

         On June 28, 2001, the Company signed an amended letter of intent (the "Amended Letter") dated June 26, 2001 with Onex and Oaktree. Such Amended Letter increases the proposed consideration to be paid by Onex and Oaktree for the equity of the Company and modifies the amounts to be paid to the various creditors of the Company. The Amended Letter was filed with the Bankruptcy Court as part of an amended Exhibit A to the Motion on June 28, 2001; it is also attached as Exhibit 99 to this Form 8-K and is incorporated herein by reference in its entirety.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  Exhibit 99 - Amended Letter of Intent dated June 26, 2001


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              GC COMPANIES, INC.


Date: June 29, 2001                           By: /s/ Philip J. Szabla
                                              ----------------------------------
                                              Philip J. Szabla
                                              Vice President and General Counsel




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                                  EXHIBIT INDEX


      EXHIBIT NO.                                DESCRIPTION
      -----------                                -----------
         99                      Amended Letter of Intent dated June 26, 2001